                                                                  Exhibit 10.20

         OMNIOFFICES, INC.

         December 3, 1998

         Mr. Dwayne Nesmith
         Viant
         650 Townsend
         Suite 375
         San Francisco, CA 94103

         RE: AGREEMENT BETWEEN OMNIOFFICES, INC. (BRENTWOOD) AND VLANT DATED SEPTEMBER 29, 1998 (THE "AGREEMENT")

         Dear Mr. Nesmith:

         Enclosed is a fully executed copy of the Agreement with OmniOffices, Inc. Thank you for the opportunity of letting OmniOffices, Inc. service Viant.

         Sincerely,

         /s/ Jean A. Waguespack

         Jean A. Waguespack
         National Sales Department



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         THE OMNIOFFICES GROUP

         September 29, 1998

         Mr. Dwayne Nesmith
         Viant
         650 Townsend
         Suite 375
         San Francisco, CA 94103

         RE: REVOCABLE LICENSE BETWEEN OMNIOFFICES, INC., SUCCESSOR IN INTEREST TO OMNIOFFICES/BRENTWOOD, INC. AND VIANT DATED SEPTEMBER 3, 1998 (THE "AGREEMENT")

         Dear Dwayne:

         BE IT KNOWN, that for good consideration the parties make the following additions or stipulations a part of said Revocable License as if contained therein. In the event any of the following additions or stipulations conflict with the Revocable License, the following shall control:

         1. As of OCTOBER 15, 1998, VIANT will occupy office numbers 560 & 561 in addition to office numbers 521 & 522.


         2. In consideration for the execution of this Revocable License and the addition in offices, the Basic Fee rent under the Revocable License will be increased to THIRTY NINE THOUSAND ONE HUNDRED FIFTY DOLLARS AND 00/100------DOLLARS ($39,150.00), payable in equal monthly installments of $6,525.00 with an additional security deposit of $2,750.00 and an additional expense deposit of $2,750.00 for office numbers 560 & 561. Escalation as provided for in the above referenced Revocable License will remain in effect.

         3. Omni agrees to waive $6,525.00 of the Client Services Retainer; however, at any time during the term or any renewal of the Revocable License, that any payment due under this Revocable License is not received by Omni in its office within five (5) days of the due date as outlined in section 3 and 6 of the Revocable License, $6,525.00 will become immediately due without any additional notice or demand.

         4. Provided that client is not in Default hereunder or under any other agreement with Omni, or any parent, subsidiary or affiliate corporation of Omni, Omni will rebate a total of $1,631.25 to Client otherwise due hereunder in monthly installments as detailed in the schedule below on office number(s) 560,561, 520 & 521 for the first term of this Revocable License OCTOBER 15, 1998 to MARCH 1, 1999. If Client should breach this Revocable License then the rebated amount shall be repaid to Omni without any additional notice or demand.


                        MONTH                              AMOUNT
                        -----                              ------
                        October 15, 1998                   $163.13

                        November 1, 1998                   $326.25

                        December 1, 1998                   $326.25

                        January 1, 1999                    $326.25

                        February 1, 1999                   $326.25

                        March 1, 1999                      $163.12


4. Effective OCTOBER 15, 1998 any prior rebate schedule will become null and void.

All other terms and conditions of the above-referenced Revocable License will remain in effect.

IN WITNESS WHEREOF, Omni and Client have caused these presents to be duly executed as of the date first written above.

Thank you for the acceptance of our proposal.

Sincerely,

/s/Signature Illegible

Juliette Proenza Colon

National Accounts Manager

ACCEPTED BY OMNI:                                      ACCEPTED BY CLIENT:

OmniOffices, Inc., successor in
interest to OmniOffices/Brentwood, Inc.                Viant
/s/ Signature Illegible                                /s/ Signature Illegible
By: Corporate Counsel                                  By: _______________
Date: 12/3/98                                          Date: 10/27/98

This letter constitutes an offering and is not binding on either party until such time both parties have executed this document.